Exhibit 10.4

DELTA CHARGER HOLDCO B.V.

AND

MONDELEZ COFFEE HOLDCO B.V.

AND

JACOBS DOUWE EGBERTS B.V.

AMENDMENT AGREEMENT TO

SHAREHOLDERS’ AGREEMENT

RELATING TO JACOBS DOUWE EGBERTS B.V.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTENTS

Clause		Page

1.	Interpretation	1

2.	Amendments to the Shareholders’ Agreement	1

3.	General	5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AMENDMENT AGREEMENT is made on 28 July 2015

AMONG:

(1)	DELTA CHARGER HOLDCO B.V., a private company with limited liability incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 60550651 (“Oak”);

(2)	MONDELEZ COFFEE HOLDCO B.V., a private limited liability company under Dutch law (besloten vennootschap met beperkte aansparakelijkheid), having its official seat in Oosterhout, the Netherlands, and its office address at Wilhelminakanaal Zuid 110, 4903 RA Oosterhout, the Netherlands, registered in the Dutch Commercial Register under number 62773178 (“MDLZ”); and

(3)	JACOBS DOUWE EGBERTS B.V. (formerly Charger Top HoldCo B.V.), a private company with limited liability incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 60612568 (the “Company”).

INTRODUCTION:

(A)	On 7 May 2014, Oak, Mondelez International Holdings LLC (“MDLZ International”) and the Company entered into the shareholders agreement (the “Shareholders’ Agreement”).

(B)	On 30 June 2015, the parties agreed to novate all MDLZ International’s rights and obligations under the Shareholders’ Agreement to MDLZ.

(C)	On 2 July 2015, the parties agreed to amendments to the Shareholders’ Agreement.

(D)	The parties now wish to set out those detailed amendments in this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Unless otherwise set out in this Agreement (or if the context otherwise requires), the interpretation provisions set out in schedule 14 of the Shareholders’ Agreement shall apply to this Agreement mutatis mutandis.

1.2	A reference to a clause, part, paragraph or schedule, unless the context otherwise requires, is a reference to a clause, part or paragraph of, or schedule to, the Shareholders’ Agreement

2.	AMENDMENTS TO THE SHAREHOLDERS’ AGREEMENT

2.1	The parties confirm that, on 30 June 2015, MDLZ replaced MDLZ International as a party to the Shareholders’ Agreement.

2.2	The parties confirm that the Shareholders’ Agreement was amended on 2 July 2015, with immediate effect, as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2.1	In clause 2.1.1:

(a)	the words “chocolate beverages” were capitalized and revised as “Chocolate Beverages” in paragraph (b)(iii);

(b)	the word “and” was deleted from the end of clause 2.1.1(b); and

(c)	the following paragraph was inserted after clause 2.1.1, paragraph (b):

(c)	the marketing and sales of (x) Chocolate Beverages, chocolate ingredients for Coffee Beverages and ingredients for a limited portfolio of non coffee beverages (milk powders or milk concentrates, and juice powders or juice concentrates whether or not sold simultaneously with coffee) offered in conjunction with Coffee Beverages as an ancillary offering to the main coffee portfolio, in each case only intended for use in out of home coffee machines and (y) other non coffee products which complement the coffee out of home coffee portfolio (sugar, milk and chocolate powder in single portioned sticks/containers, single wrapped cookies, single wrapped chocolate and stir sticks) as an ancillary offering to Coffee Beverages dispensed through coffee machines (which include machines that dispense other beverages as long as coffee is in the main offering) in the out of home distribution channel only. For the avoidance of doubt, it is not intended that chocolate, Chocolate Beverages or such other non coffee products will form part of the Business other than in the limited circumstances set out in paragraph (b)(iii) and this paragraph (c); and

2.2.2	In clause 3.2:

(a)	the words “Subject to clause 3.2.7, the” were inserted at the beginning of clause 3.2.4; and

(b)	The following new clause was inserted after clause 3.2.6:

3.2.7	With effect from Closing, until the earlier of (i) Anna-Lena Kamenetzky ceasing to be a Director and (ii) the appointment of a new CFO (the “Term”), Anna-Lena Kamenetzky shall serve as a non executive Director (but not, for the avoidance of doubt an A Director or a Management Director) in place of the CFO named in Schedule 5. At the end of the Term, the B Shareholder shall be entitled to require that the CFO named in Schedule 5 or the new CFO (as the case may be) be appointed to act as a Management Director.

2.2.3	In clause 3.7:

(a)	the words “repayment of reasonable expenses incurred in relation to the performance of their duties as Directors and, if so determined by

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Board, to” were inserted after the words “The Directors shall be entitled to receive”;

(b)	the words “and to repayment of reasonable expenses but otherwise shall not” were deleted; and

(c)	the words “For the avoidance of doubt, the Board can only decide to pay director’s fees to all Directors or to no Directors. Directors shall not otherwise” were inserted at the beginning of the final sentence of the clause.

2.2.4	In clause 14.3.5, the words “and its” were replaced with the words “and Caribou Coffee Company, Inc. and their respective”.

2.2.5	In clause 14.3.7, the word “and” was deleted from the end of the clause.

2.2.6	The following new clause 14.3.8 was inserted after clause 14.3.7:

14.3.8	in the case of MDLZ and its Affiliates, for a period of [* * *] months from Closing, conducting the Royal Tea Blend business in Costa Rica and Nicaragua; and

2.2.7	In clause 28.2.1, the words “other than by or on behalf of a Shareholder holding only Management Equity” were inserted at the end of the clause.

2.2.8	In clause 30.3, the notice details for The Company were replaced with the following:

Name of party	Address	Fax No.	Email	Marked for the attention of

The Company	Oosterdokstraat 80, 1011 DK Amsterdam, The Netherlands	N/A	[* * *]	[* * *]
with a copy to: Oak and MDLZ

2.2.9	In schedule 3, the Board Composition at Closing was updated as follows:

(a)	David Breaton, Gerhard Pleuhs and Hubert Weber were added as B Directors;

(b)	Anna-Lena Kamenetzky was added as a Director; and

(c)	Michel Cup was removed as a Management Director.

2.2.10	In schedule 4, the initial composition of the Audit Committee was revised to replace Alexandre Van Damme with Alejandro Santo Domingo.

2.2.11	In schedule 5:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	Fabien Simon replaced Michel Cup as CFO;

(b)	Jan van Bon’s title was changed to “Head Europe Region”;

(c)	the position of “Head Europe Region II” was deleted;

(d)	the title of the position of “Head of AsiaPac Region” was changed to “Head of LAPAC” and the person to fill that position is “TBC”;

(e)	Luc Volatier was inserted as the Head of Supply Chain and Operations;

(f)	the position of PMI/Strategy was deleted;

(g)	Bernd Dreymueller was inserted as the Chief Counsel/Corporate Secretary; and

(h)	all of the asterisks were deleted and the both notes at the end of the schedule (to which the asterisks corresponded) were deleted.

2.2.12	In clause 1.1 of schedule 11:

(a)	the words “The initial Strategic Plan will be” were replaced with the words “A preliminary, high level only, recommendation in the form attached has been” at the beginning of the clause; and

(b)	the words “After Closing” were replaced with the words “The first full Strategic Plan will be presented to the Board for approval prior to 31 December 2015. Thereafter”.

2.2.13	In clause 2.1 of schedule 11:

(a)	the words “The initial Annual Contract will be” were replaced with the words “A preliminary, high level only, recommendation has been” in the first sentence;

(b)	the words “in the form attached” were inserted at the end of the first sentence;

(c)	the sentence “The first full Annual Contract with respect to 2016 will be presented to the Board for approval prior to 31 December 2015.” was added after the first sentence;

(d)	the words “After Closing” were replaced with the word “Thereafter” in the final sentence.

2.2.14	In schedule 14:

(a)	the following new definition was added:

“Chocolate Beverages” means beverages which contain chocolate and/or cocoa as the main and/or predominant ingredient and/or flavour;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	the whole of the definition of “Director” was deleted and replaced with:

“Director” means a director of the Company appointed in accordance with clause 3.2;

(c)	in the definition of “Shareholder Group Entity” the words “unless otherwise provided in the Deed of Adherence entered into by such Shareholder” were inserted at the end of the definition; and

(d)	the following new definition was added:

“Term” has the meaning set out in clause 3.2.7;

3.	GENERAL

Clauses 31, 32, 33 and 34 of the Shareholders’ Agreement shall apply to this agreement mutatis mutandis.

EXECUTED by the parties

Signed by L. Burgers	)
for and on behalf of	) /s/ L. Burgers
DELTA CHARGER HOLDCO B.V.	)

Signed by A.J.H. Andries/P. J. Merkus	)
for and on behalf of	) /s/ A.J.H. Andries /s/ P. J. Merkus
MONDELEZ COFFEE HOLDCO B.V.	)

Signed by P. Laubies	)
for and on behalf of	) /s/ P. Laubies
JACOBS DOUWE EGBERTS B.V.	)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.